EXHIBIT 99

       Premier Auto Trust 1998-5 Structural and Collateral Materials

                          Premier Auto Trust 1998-5
             Chrysler Financial Corporation, Seller and Servicer

                             Subject to Revision
                      Term Sheet dated October 16, 1998

Issuer .......................Premier Auto Trust 1998-5 (the "Trust" or the
                              "Issuer").

Seller .......................Chrysler Financial Corporation (the "Seller" or
                              "CFC").

Servicer .....................CFC (in such capacity, the "Servicer").

Indenture Trustee ............The First National Bank of Chicago, as trustee under the Indenture (the "Indenture Trustee").

Owner Trustee ................Chase Manhattan Bank Delaware, as trustee under the Trust Agreement (the "Owner
                              Trustee").

The Notes ....................(i) Class A-1 _____% Asset Backed Notes (the
                              "Class A-1 Notes") in the aggregate initial principal amount of $380,000,000.00. The Class A-1 Notes are not being offered hereby;

                              (ii) Class A-2 ____% Asset Backed Notes (the
                              "Class A-2 Notes") in the aggregate initial principal amount of $640,000,000.00;

                              (iii) Class A-3 _____% Asset Backed Notes (the "Class A-3 Notes") in the aggregate initial principal amount of $450,000,000.00; and

                              (iv) Class A-4 _____% Asset Backed Notes (the "Class A-4 Notes" and, together with the Class A-1 Notes, Class A-2 Notes and Class A-3 Notes, the "Notes") in the aggregate initial principal amount of $214,375,000.00.

The Certificates..............The Trust will also issue Asset Backed
                              Certificates (the "Certificates" and, together with the Notes, the "Securities") with an aggregate initial Certificate Balance of $65,625,000.00. The Certificates will represent fractional undivided interests in the Trust and will be issued pursuant to the Trust Agreement. The Certificates are not being offered hereby. The Certificates will not bear interest. No principal will be paid on the Certificates until the Notes have been paid in full.

The Receivables...............On the Closing date, the Trust will purchase a pool of motor vehicle retail installment sale contracts (the "Receivables") having an aggregate principal balance of approximately $1,802,523,447.71 (the "Initial Pool Balance") as of October 14, 1998 (the "Cutoff Date"). The "Pool Balance" will represent the aggregate principal balance of the Receivables at the end of a Collection Period, after giving effect to all payments received from Obligors, Purchase Amounts to be remitted by the Servicer or the Seller, as the case may be, all for such Collection Period, and all losses realized on Receivables liquidated during such Collection Period.

Terms of the Notes:

  A. Distribution Dates.......Payments of interest and principal on the Notes will be made on the eighth day of each month or, if any such day is not a Business Day, on the next succeeding Business Day (each, a "Distribution Date"), commencing November 9, 1998.

  B. Interest Rates ..........The Notes will have fixed interest rates.

  C. Interest ................Interest on the outstanding principal amount of any Class of Notes, other than the Class A-1
                              Notes, will accrue at the applicable Interest Rate from the Closing Date (in the case of the first Distribution Date) or from the eighth day of the month preceding the month of a Distribution Date to and including the seventh day of the month of such Distribution Date (each, an "Interest Accrual Period"). Interest on the outstanding principal amount of the Class A-1 Notes will accrue at the applicable Interest Rate from the Closing Date (in the case of the first Distribution Date) or from the most recent Distribution Date on which interest has been paid to but excluding the following Distribution Date (each, a "Class A-1 Interest Accrual Period"). Interest on each class of Notes, other than the Class A-1 Notes, will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Interest on the Class A-1 Notes will be calculated on the basis of the actual number of days in the Class A-1 Interest Accrual Period divided by 360.

  D. Principal................Except during the Release Period described below under "Overcollateralization and Release of Initial Over-collateralization Amount", principal of the Notes will be payable on each Distribution Date in an amount equal to the Noteholders' Principal Distributable Amount for the calendar month (the "Collection Period") preceding such Distribution Date to the extent of funds available for that purpose. The "Noteholders' Principal Distributable Amount" will equal (i) the Regular Principal Distribution Amount plus (ii) the Accelerated Principal Distribution Amount. The "Regular Principal Distribution Amount" with respect to any Distribution Date will generally equal the amount of principal paid plus the unpaid principal balance of liquidated defaulted Receivables (i.e., the reduction in the aggregate principal balance of the Receivables during the Collection Period). The "Accelerated Principal Distribution Amount" with respect to a Distribution Date will equal the portion, if any, of the Total Distribution Amount for the related Collection Period that remains after payment of (a) the Servicing Fee (together with any portion of the Servicing Fee that remains unpaid from prior Distribution Dates), (b) the interest due on the Notes, (c) the Regular Principal Distribution Amount, and (d) the amount, if any, required to be deposited in the Reserve Account on such Distribution Date.

                              During the Release Period, the principal of the Notes payable on each Distribution Date will equal the Release Period Noteholders' Principal Distributable Amount described below under "Overcollateralization and Release of Initial Overcollateralization Amount".

                              No principal payments will be made (i) on the Class A-2 Notes until the Class A-1 Notes have been paid in full; (ii) on the Class A-3 Notes until the Class A-2 Notes have been paid in full; or (iii) on the Class A-4 Notes until the Class A-3 Notes have been paid in full.

                              The outstanding principal amount of the Class A-1 Notes, to the extent not previously paid, will be payable on the July 1999 Distribution Date (the "Class A-1 Final Scheduled Distribution Date"); the outstanding principal amount of the Class A-2 Notes, to the extent not previously paid, will be payable on the April 2001 Distribution Date (the "Class A-2 Final Scheduled Distribution Date"); the outstanding principal amount of the Class A-3 Notes, to the extent not previously paid, will be payable on the July 2002 Distribution Date (the "Class A-3 Final Scheduled Distribution Date"); and the outstanding principal amount of the Class A-4 Notes, to the extent not previously paid, will be payable on the April 2003 Distribution Date (the "Class A-4 Final Scheduled Distribution Date").

  E. Optional Redemption .....The outstanding Class A-4 Notes will be subject to redemption in whole, but not in part, on any Distribution Date by the Servicer when the Pool Balance shall have declined to 10% or less of the Initial Pool Balance.

Overcollateralization
  and Release of Initial
  Overcollateralization
  Amount......................The Initial Pool Balance, $1,802,523,447.71,
                              will exceed the $1,750,000,000.00 initial aggregate principal amount of the Securities (the "Initial Securities Principal Balance"), by an amount equal to $52,523,447.71 (the "Initial

                              Overcollateralization Amount"), which amount is approximately 3.00% of the Initial Securities Principal Balance. Unless offset by losses on the Receivables or the release of cash during the Release Period as described below, the distribution of the Accelerated Principal Distribution Amount, if any, on a Distribution Date is expected to cause the aggregate principal amount of the Notes to decrease faster than the Pool Balance decreases, thereby increasing the Overcollateralization Amount. The "Overcollateralization Amount" in respect of a Distribution Date is equal to (a) the Pool Balance as of the end of the related Collection Period (the "Related Pool Balance") minus (b) the aggregate outstanding amount of Securities after giving effect to payments made on the Securities on such Distribution Date (the "Securities Amount").

                              Subject to the conditions set forth below, on each Distribution Date during the Release Period (as defined below), the amount of principal distributable on the Notes will be the Release Period Noteholders' Principal Distributable Amount rather than the Noteholders' Principal Distributable Amount. The "Release Period Noteholders' Principal Distributable Amount" shall equal, on any Distribution Date during the Release Period, the excess of (a) the Securities Amount on such Distribution Date (prior to giving effect to any distributions on such Distribution Date) over (b) the product of (1) 95.00% and (2) the Related Pool Balance. The effect of such requirement is to maintain the Overcollateralization Percentage at 5.00% during the Release Period. On each Distribution Date during the Release Period, any portion of the Total Distribution Amount which remains after payment of (a) the Servicing Fee, (b) the Noteholders' Interest Distributable Amount, (c) the Release Period Noteholders' Principal Distributable Amount and (d) any amount required to increase the amount in the Reserve Account to the Specified Reserve Amount will be released to Premier Receivables L.L.C. (the "Company") (such released amount being the "Cash Release Amount" or "Cash Release"). The cumulative amount of all Cash Releases during the Release Period shall not exceed the Initial Overcollateralization Amount.

                              The release of cash to the Company, as
                              described above is subject to the satisfaction of all of the following conditions:

                              (1) no Cash Release will be permitted until the date (the "First Release Distribution Date") that is the later of:

                                 (i) the Distribution Date following the
                                 Distribution Date on which the
                                 Overcollateralization Amount is at least equal to the

                                 [Initial Overcollateralization Amount]
                                                  plus
                                      [2% x (Related Pool Balance
                                  for such preceding Distribution Date
                                   minus Initial Overcollateralization
                                            Amount)]; and

                                 (ii) the Distribution Date following the Distribution Date on which the Class A-1 Notes have been repaid in full;

                               (2) the amount in the Reserve Account shall be equal to the Specified Reserve Amount; and

                               (3) the cumulative amount of the Cash Releases will not exceed the Initial
                               Overcollateralization Amount.

                               On the Distribution Date (the "Last Release
                               Distribution Date") on which the cumulative amount of the Cash Releases equals the Initial Overcollateralization Amount, the amount of principal distributable to the Noteholders will be the Noteholders' Principal Distributable Amount less the Cash Release Amount released on such Distribution Date. On each Distribution Date thereafter, the full Noteholders' Monthly Principal Distributable Amount will be distributable as principal to the Noteholders. The "Release Period" is the period from the First Release Distribution Date to the Last Release Distribution Date. Any Cash Release released to the Company will not be available to make payments on the Notes.

Reserve Account ...............The "Reserve Account" will be part of the
                               Collection Account. On the Closing Date cash or Eligible Investments having a value at least equal to $4,375,000.00 (the "Specified Reserve Amount"), which is 0.25% of the Initial Securities Principal Balance, will be allocated to the Reserve Account.

                               Funds will be applied from the Reserve Account to cover any shortfalls in the amounts due to the Noteholders. On each Distribution Date, the Reserve Account will be reinstated up to the Specified Reserve Amount to the extent of the portion, if any, of the Total Distribution Amount remaining after payment of the Servicing Fee and the amounts due to the Noteholders.

Priority of Payments...........Collections in respect of the Receivables for each Collection Period will generally be applied in the following order of priority:
                               (i) the Servicing Fee, together with any previously unpaid Servicing Fees, to the Servicer, (ii) interest on the Notes, to the holders of the Notes, (iii) the Regular Principal Distribution Amount (or, during the Release Period, the Release Period Noteholders' Principal Distributable Amount), in the priority set forth herein, to the applicable Noteholders, (iv)

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

                               amounts, if any, to the Reserve Account until it contains the Specified Reserve Amount, (v) except during the Release Period, the Accelerated Principal Distribution Amount, to the applicable Noteholders, (vi) during the Release Period, the Cash Release Amount, to the Company, (vii) after the Notes have been paid in full, to the Certificateholders until the Certificate Balance has been reduced to zero and (viii) the remaining balance, if any, to the Company.

Rating of the Notes ...........The Notes will be rated in the highest investment rating category by at least two nationally recognized rating agencies.

The Receivables Pool

        As of the Cutoff Date, each Receivable (i) had a principal balance of at least $300.00 and (ii) was not more than 30 days past due (an account is not considered past due if the amount past due is less than 10.00% of the scheduled monthly payment). As of the Cutoff Date, no Obligor on any Receivable was noted in the related records of the Seller as being the subject of a bankruptcy proceeding, and no Obligor on any Receivable financed a Financed Vehicle under the Seller's "New-Finance Buyer Plan" program. No selection procedures believed by the Seller to be adverse to Noteholders were used in selecting the Receivables.

        Set forth in the following tables is information concerning the composition, distribution by annual percentage rate ("APR") and the geographic distribution of the Receivables Pool as of the Cutoff Date.

                          Premier Auto Trust 1998-5
                     Composition of the Receivables Pool

                                                 Weighted       Weighted
   Weighted                                       Average       Average        Average
Average APR of      Aggregate        Number of   Remaining      Original      Principal
 Receivables    Principal Balance   Receivables     Term          Term         Balance
--------------  -----------------   -----------  ---------      --------      ---------
    9.09%       $1,802,523,447.71     152,211   49.77 months  54.03 months   $11,842.27

        Approximately 80.54% of the aggregate principal balance of the Receivables, constituting 77.18% of the number of the Receivables, represent new vehicles, and approximately 19.46% of the aggregate principal balance of the Receivables, constituting 22.82% of the number of the Receivables, represent used vehicles. Approximately 86.07% of the aggregate principal balance of the Receivables represent vehicles manufactured or distributed by Chrysler and approximately 13.93% of the Initial Pool Balance represents financing of vehicles manufactured or distributed by vehicle manufacturers other than Chrysler. All of the Receivables are Simple Interest Receivables. Approximately 21.24% of the aggregate principal balance of the Receivables are Fixed Value Receivables.

                          Premier Auto Trust 1998-5
                 Distribution by APR of the Receivables Pool

                                                            Percent of
                                                            Aggregate
                       Number of      Aggregate Principal   Principal
   APR Range          Receivables          Balance          Balance(1)
   ---------          -----------     -------------------   ----------
0.00% to 5.00% ....       15,048      $   210,882,511.84      11.7%
5.01% to 6.00% ....        9,081          144,648,601.98       8.0
6.01% to 7.00% ....        6,032           52,320,294.71       2.9
7.01% to 8.00% ....       16,429          207,213,981.65      11.5
8.01% to 9.00% ....       23,472          279,842,504.59      15.5
9.01% to 10.00% ...       28,532          304,375,421.01      16.9
10.01% to 11.00% ..       16,373          188,863,023.76      10.5
11.01% to 12.00% ..       11,582          133,974,521.40       7.4
12.01% to 13.00% ..        8,114           92,407,018.50       5.1
13.01% to 14.00% ..        5,561           62,550,145.03       3.5
14.01% to 15.00% ..        3,516           37,373,000.86       2.1
15.01% to 16.00% ..        2,164           23,180,101.52       1.3
16.01% to 17.00% ..        1,781           19,401,637.83       1.1
17.01% to 18.00% ..        2,363           26,069,123.43       1.4
18.01% to 19.00% ..          514            4,461,675.04       0.2
19.01% to 20.00% ..        1,581           14,302,648.86       0.8
Greater than 20.00%           68              657,235.70       0.0
                         -------      ------------------     -----
Totals ............      152,211      $ 1,802,523,447.71     100.0%
                         =======      ==================     =====

---------------
(1) Percentages may not add to 100.0% because of rounding.

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

                          Premier Auto Trust 1998-5
            Geographic Distribution of the Receivables Pool(1)(2)

                       Percent of                        Percent of
                       Aggregate                         Aggregate
                       Principal                         Principal
State                   Balance   State                   Balance
-----                  ---------  -----                  ----------
Alabama ............      0.9%    Montana ............      0.1%
Alaska .............      0.3     Nebraska ...........      0.7
Arizona ............      1.2     Nevada .............      0.5
Arkansas ...........      2.7     New Hampshire ......      1.1
California .........      4.8     New Jersey .........      5.2
Colorado ...........      1.3     New Mexico .........      0.6
Connecticut ........      1.2     New York ...........      7.5
Delaware ...........      0.6     North Carolina .....      2.5
District of Columbia      0.0     North Dakota .......      0.2
Florida ............      5.8     Ohio ...............      1.3
Georgia ............      2.0     Oklahoma ...........      1.4
Hawaii .............      0.4     Oregon .............      1.0
Idaho ..............      0.2     Pennsylvania .......      4.8
Illinois ...........      4.9     Rhode Island .......      0.3
Indiana ............      1.9     South Carolina .....      1.4
Iowa ...............      1.3     South Dakota .......      0.3
Kansas .............      1.3     Tennessee ..........      1.2
Kentucky ...........      0.8     Texas ..............     11.6
Louisiana ..........      1.3     Utah ...............      0.2
Maine ..............      0.5     Vermont ............      0.3
Maryland ...........      7.2     Virginia ...........      4.0
Massachusetts ......      1.9     Washington .........      1.2
Michigan ...........      3.0     West Virginia ......      0.6
Minnesota ..........      1.9     Wisconsin ..........      1.5
Mississippi ........      0.4     Wyoming ............      0.1
Missouri ...........      2.7                             -----
                                  Total ..............    100.0%
                                                          =====

-------------------------------
(1) Based on physical addresses of the dealers originating the receivables.
(2) Percentages may not add to 100.0% because of rounding.

Delinquencies, Repossessions and Net Losses

        Set forth below is certain information concerning the experience of CFC and its United States subsidiaries pertaining to retail new and used automobile and light duty truck receivables, including those previously sold which CFC continues to service. Fixed Value Receivables were first originated in July 1991. There can be no assurance that the delinquency, repossession and net loss experience on the Receivables will be comparable to that set forth below.

                          Delinquency Experience(1)
                            (Dollars in Millions)

                                        At September 30,                               At December 31,
                         --------------------------------------------    ---------------------------------------------
                                  1998                    1997                    1997                    1996
                         --------------------    --------------------    --------------------    ---------------------
                         Number of               Number of               Number of               Number of
                         Contracts     Amount    Contracts     Amount    Contracts     Amount    Contracts     Amount
                         ---------     ------    ---------     ------    ---------     ------    ---------     ------
Portfolio ............   1,786,809    $24,700    1,700,645    $21,749    1,697,755    $21,879    1,679,880    $21,197
Period of Delinquency
  31-60 Days .........      41,473    $   484       52,839    $   656       58,421    $   708       65,297    $   843
  61 Days or More ....       3,935         51        8,202        119        7,360        102        8,175        118
                         ---------    -------    ---------    -------    ---------    -------    ---------    -------
Total Delinquencies ..      45,408    $   535       61,041    $   775       65,781    $   810       73,472    $   961
                         =========    =======    =========    =======    =========    =======    =========    =======
Total Delinquencies as
  a Percent of the
  Portfolio ..........        2.54%      2.17%        3.59%      3.56%        3.87%      3.70%        4.37%      4.53%
                                                   At December 31,
                         --------------------------------------------------------------------
                                  1995                    1994                    1993
                         --------------------    --------------------    --------------------
                         Number of               Number of               Number of
                         Contracts     Amount    Contracts     Amount    Contracts     Amount
                         ---------     ------    ---------     ------    ---------     ------
Portfolio ............   1,653,533    $20,913    1,444,736    $16,977    1,352,218    $14,116
Period of Delinquency
  31-60 Days .........      55,507    $   720       25,888    $   293       16,350    $   153
  61 Days or More ....       6,792        100        2,085         27        1,383         15
                         ---------    -------    ---------    -------    ---------    -------
Total Delinquencies ..      62,299    $   820       27,973    $   320       17,733    $   168
                         =========    =======    =========    =======    =========    =======
Total Delinquencies as
  a Percent of the
  Portfolio ..........        3.77%      3.92%        1.94%      1.88%        1.31%      1.19%

--------------------------
(1) All amounts and percentages are based on the gross amount scheduled to be paid on each contract, including estimated unearned finance and other charges. The information in the table includes an immaterial amount of retail installment sale contracts on vehicles other than automobiles and light duty trucks and includes previously sold contracts which CFC continues to service.


                   Credit Loss/Repossession Experience(1)
                            (Dollars in Millions)

                                       Nine Months
                                    Ended September 30                         Year Ended December 31
                                 -----------------------   --------------------------------------------------------------

                                     1998         1997         1997        1996         1995          1994        1993
                                     ----         ----         ----        ----         ----          ----        ----
Average Amount Outstanding
  During the Period ...........  $   23,214   $   21,394   $   21,485   $   21,062   $   19,486   $   15,517   $   12,882

Average Number of Contracts
  Outstanding During
  the Period ..................   1,736,375    1,686,274    1,688,525    1,671,405    1,572,963    1,396,497    1,341,084

Percent of Contracts Acquired
  During the Period
  with Recourse
  to the Dealer ...............        8.98%       10.14%       10.91%        9.05%       14.80%       17.00%       16.20%

Repossessions as a Percent of
  Average Number of Contracts
  Outstanding(2) ..............        2.82%        3.32%        3.40%        3.82%        3.05%        2.36%        2.15%

Net Losses as a Percent of
  Liquidations(3)(4) ..........        2.80%        2.98%        3.36%        3.17%        2.25%        1.38%        1.34%

Net Losses as a Percent of
  Average Amount
  Outstanding(2)(3) ...........        1.41%        1.64%        1.80%        1.68%        1.16%        0.73%        0.75%

--------------------
(1) Except as indicated, all amounts and percentages are based on the gross amount scheduled to be paid on each contract, including unearned finance and other charges. The information in the table includes an immaterial amount of retail installment sales contracts on vehicles other than automobiles and light duty trucks and includes previously sold contracts that CFC continues to service.

(2) Percentages have been annualized for the nine months ended September 30, 1998 and 1997 and are not necessarily indicative of the experience for the year.

(3) Net losses are equal to the aggregate of the balances of all contracts which are determined to be uncollectible in the period, less any recoveries on contracts charged off in the period or any prior periods, including any losses resulting from disposition expenses and any losses resulting from the failure to recover commissions to dealers with respect to contracts that are prepaid or charged off.

(4) Liquidations represent a reduction in the outstanding balances of the contracts as a result of monthly cash payments and charge-offs.

        Notwithstanding the improvement in credit losses for the nine months ended September 30, 1998, higher credit losses could be experienced in the near term. No assurance can be given as to future results.

        The net loss figures above reflect the fact that the Seller had recourse to Dealers on a portion of its retail installment sale contracts. By aggregate principal balance, approximately 1.64% of the Receivables represent contracts with recourse to Dealers.